Exhibit 10.21

FIFTH AMENDMENT TO LOAN AGREEMENT (BROKER-DEALER VRDN FACILITY)

THIS FIFTH AMENDMENT TO LOAN AGREEMENT (BROKER-DEALER VRDN FACILITY) (this “Amendment”) made and entered into as of December 30, 2011, by and between: PIPER JAFFRAY & CO., a Delaware corporation (“Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”); has reference to the following facts and circumstances (the “Preambles”):

A. Borrower and Lender entered into the Loan Agreement (Broker-Dealer VRDN Facility) dated as of September 30, 2008 (as amended, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment).

B. The Agreement was amended previously, as described in the Amendment to Loan Agreement (Broker-Dealer VRDN Facility) dated as of November 3, 2008, the Second Amendment to Loan Agreement (Broker-Dealer VRDN Facility) dated as of September 25, 2009, the Third Amendment to Loan Agreement (Broker-Dealer VRDN Facility) dated as of September 30, 2010, and the Fourth Amendment to Loan Agreement (Broker-Dealer VRDN Facility) dated as of December 29, 2010; and Borrower and Lender desire to further amend the Agreement in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Preambles. The Preambles are true and correct, and, with the defined terms set forth herein, are incorporated herein by this reference.

2. Amendment to Agreement. The Agreement is amended effective as of September 30, 2008, as follows:

(a) The definition of “Termination Date” in Section 1 of the Agreement is deleted and replaced with the following:

Termination Date shall mean the earlier of December 28, 2012, or the date on which this Agreement is terminated pursuant to Section 12.

(b) Section 11(f) of the Agreement is deleted and replaced with the following:

(f) Payment to Lender of the Work Fee as described in Exhibit C attached hereto; and

(C) Exhibit B and Exhibit C to the Agreement are deleted and replaced with Exhibit B and Exhibit C attached hereto and incorporated by reference.

3. References. All references in the Note, the Collateral Pledge Agreement, and the other Credit Documents to “the Loan Agreement (Broker-Dealer VRDN Facility)”, and any other references of similar import shall henceforth mean the Agreement as amended by this Amendment.

4. Full Force and Effect. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

5. Continuing Security. The Agreement, as hereby amended, and the Note, are, and shall continue to be, secured by the Collateral Pledge Agreement.

6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment.

7. Representations and Warranties. Borrower hereby represents and warrants to Lender that:

(a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other person or entity;

(b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate or Articles of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its property or assets is bound or to which Borrower or any of its property is subject;

(c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) all of the representations and warranties made by Borrower in the Agreement, the Note, the Collateral Agreement, and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

(e) as of the date of this Amendment, Borrower is in compliance with all provisions of the Agreement, the Note, the Collateral Agreement, and the other Credit Documents.

8. Inconsistency. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

9. Conditions. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received:

(a) this Amendment, duly executed by Borrower;

(b) a Certificate of Secretary (with Resolutions), certified by the Secretary of Borrower;

(c) the Pricing Letter, duly executed by Borrower;

(d) a certificate of good standing for Borrower issued by the Delaware Secretary of State (or other evidence of good standing acceptable to Lender);

(e) the Work Fee (in the amount set forth in the Pricing Letter); and

(f) such other documents and information as reasonably required by Lender.

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the day and year first above written.

(SIGNATURES ON FOLLOWING PAGE)

SIGNATURE PAGE-

FIFTH AMENDMENT TO LOAN AGREEMENT (BROKER-DEALER VRDN FACILITY)

Borrower:

PIPER JAFFRAY & CO.

By:	/s/ Debbra L. Schoneman
Debbra L. Schoneman, Chief Financial Officer

By:	/s/ Timothy L. Carter
Timothy L. Carter, Treasurer

Lender:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Christopher M. Doering
Christopher M. Doering, Vice President

Exhibit B

(Borrowing Base)

Variable Rate Demand Notes

Credit Enhancement Provider	Advance Rate
U.S. Bank N.A.	100%

Other credit enhancement providers acceptable to Lender with credit ratings of at least A/A2

(issued by at least two rating agencies)	85%

Any credit enhancement provider with credit ratings below A/A2	0%

Other Eligible Securities:

See page 1 of the current applicable Schedule 1 (Schedule of Eligible Securities) to the Control Agreement for list of other Eligible Securities and applicable advance rates.

Exhibit C

(Pricing and Fees)

Applicable Margin shall have the meaning set forth in the letter agreement dated December 30, 2011, executed by Lender and Borrower (the “Pricing Letter”).

Commitment Fee shall have the meaning set forth in the Pricing Letter.

Work Fee shall have the meaning set forth in the Pricing Letter.

[U.S. BANK LETTERHEAD]

December 30, 2011

Piper Jaffray & Co.

800 Nicollet Mall, J09S04

Minneapolis, Minnesota 55402

Attention: Debbra L. Schoneman, Chief Financial Officer and Timothy L. Carter, Treasurer

Re: Loan Agreement (Broker-Dealer VRDN Facility) dated as of September 30, 2008, executed by U.S. Bank National Association (“Lender”) and Piper Jaffray & Co. (“Borrower”) (as amended, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this letter agreement)

Dear Debbra and Tim:

This letter agreement is the Pricing Letter, as defined in the Fifth Amendment to Loan Agreement (Broker-Dealer VRDN Facility) dated as of December 30, 2011 (and amends, restates and replaces the Pricing Letter dated December 29, 2010). The following terms are defined and incorporated into the Agreement by reference:

Applicable Margin shall mean One Percent (1.0%).

Commitment Fee. From and including the date of this Agreement to but excluding the Termination Date, Borrower shall pay a nonrefundable commitment fee on the unused portion of the Facility Amount (determined by subtracting the outstanding principal amount of all Advances from the Facility Amount) at an annual rate of 25/100 Percent (0.25%). The commitment fee shall be (a) calculated on a daily basis, (b) payable quarterly in arrears on the first (1st) day of each calendar quarter prior to the Termination Date and on the Termination Date, (c) calculated on an actual day, 360-day year basis; and (d) if the credit facility hereunder is terminated by Borrower at any time prior to December 31, 2011 pursuant to Section 2 above, the commitment fee owed by Borrower at that time shall be calculated as of December 31, 2011.

Work Fee. Borrower shall pay Lender, in conjunction with the Fifth Amendment to Loan Agreement dated as of December 30, 2011, a work fee in the amount of $312,500.00.

Please indicate your acceptance of this Pricing Letter by signing in the space indicated below and returning a copy of this letter to the undersigned.

Very Truly Yours,

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Christopher M. Doering
Christopher M. Doering, Vice President

(BORROWER’S SIGNATURES ON PAGE 2)

Piper Jaffray & Co.

December 30, 2011

Accepted and agreed to by Borrower as of December 30, 2011:

PIPER JAFFRAY & CO.

By:	/s/ Debbra L. Schoneman
Debbra L. Schoneman, Chief Financial Officer
By:	/s/ Timothy L. Carter
Timothy L. Carter, Treasurer

SCHEDULE I

SCHEDULE OF ELIGIBLE SECURITIES

	Yes/No	Advance
U.S. TREASURIES
BILLS	Yes	105%

BONDS	Yes	105%

NOTES	Yes	105%

STRIPS	Yes	105%

SYNTHETIC TREASURIES	No	0%

(e.g.CATS,COUGRS,TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	Yes	115%

FCFAC (Farm Credit Finan. Asst.)	Yes	115%

FFCB (Farm Credit System Banks)	Yes	115%

FmHA (Farmers Home Admin.)	Yes	115%

FHLB (Federal Home Loan Banks)	Yes	115%

FHLMC (Federal Home Loan Mtge)	Yes	115%

FICO (Financing Corporation)	Yes	115%

FLBB (Federal Land Bank Bonds)	Yes	115%

FNMA (Federal Nat’l Mtge Corp)	Yes	115%

REFCO (Resolution Funding Corp)	Yes	115%

SLMA (Student Loan Mtge Corp)	Yes	115%

TVA (Tennessee Valley Authority)	No	0%

USPS (U.S. States Postal Service)	No	0%

AGENCY STRUCTURED NOTES	No	0%

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	0%

AFDB (African Development Bank)	No	0%

IADB (Inter-American Dev. Bank)	No	0%

IFCO (International Finance Corp)	No	0%

WLDB (World Bank)	No	0%

CASH	YES	100%

	Yes/No	Advance
GNMA
TRUST RECEIPTS	Yes	105%

GNMA I/II-SINGLE FAMILY	Yes	105%

GNMA I/II-OTHERS-FIXED RATE	Yes	105%

GNMA I/II OTHERS-ADJUST. RATE	Yes	105%

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	Yes	105%

PASS THROUGHS-FIXED RATE	Yes	105%

PASS THROUGHS-ADJUST. RATE	Yes	105%

MBS STRIPS (IO,PO,RECOMB)	No	0%

AGENCY REMICS/CMOS
REMIC TYPES:
RESIDUALS	Yes	110%

INVERSE IO FLOATERS	Yes	110%

IOettes	Yes	110%

INTEREST ONLY (IO)	Yes	110%

PRINCIPAL ONLY (PO)	Yes	110%

INVERSE FLOATERS	Yes	110%

COMPANION FLOATERS	Yes	110%

SEQUENTIAL FLOATERS	Yes	110%

PAC & OTHER SEQUENTIAL FLOATERS	Yes	110%

Z BONDS	Yes	110%

COMPANION BONDS	Yes	110%

SEQUENTIAL BONDS	Yes	110%

TAC BONDS	Yes	110%

PAC & OTHER SCHEDULED BONDS	Yes	110%

EQUITIES (>$5/share)

COMMON	Yes	120%

PREFERRED	Yes	130%

CONVERTIBLE (>= BBB-)	No	0%

CONVERTIBLE PREFERRED (>=BBB-)	No	0%

ADR’S (specify – what exactly is this)	No	0%

ETF’s (common stock only)	No	0%

UITs	No	0%

Mutual Funds	Yes	120%

Foreign Stocks >$10/share	No	0%

	Yes/No	Advance
PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	0%

CMO TYPES:
RESIDUALS	No	0%

INVERSE IO FLOATERS	No	0%

IOettes	No	0%

INTEREST ONLY (IO)	No	0%

PRINCIPAL ONLY (PO)	No	0%

INVERSE FLOATERS	No	0%

COMPANION FLOATERS	No	0%

SEQUENTIAL FLOATERS	No	0%

PAC & OTHER SEQUENTIAL FLOATERS	No	0%

Z BONDS	No	0%

COMPANION BONDS	No	0%

SEQUENTIAL BONDS	No	0%

TAC BONDS	No	0%

PAC & OTHER SCEDULED BONDS	No	0%

Municipal Bond
Municipal Bonds (> A-)	Yes	110%

Municipal Bonds (BBB, +/- (no more than 10%)	Yes	140%

Municipal Bonds <BB+	No	0%

CORPORATES
INVESTMENT GRADE (>BBB)	Yes	110%

INVESTMENT GRADE (BBB- no more than 5%)	Yes	140%

NON INVESTMENT GRADE ( < BB+)	No	0%

MEDIUM-TERM NOTE ( > BBB-)	No	0%

MEDIUM-TERM NOTE ( < BB+)	No	0%

MONEY MARKETS

COMMERCIAL PAPER ( >A1/P1)	Yes	106%

COMMERCIAL PAPER ( <A2/P2)	No	0%

BANKERS ACCEPTANCE	No	0%

CD (DOMESTIC & EURO)	Yes	110%

BANK NOTES	No	0%